Exhibit 99.1

AMENDMENT NO. 1 AND CONSENT

AMENDMENT NO. 1 AND CONSENT (this “Amendment”) dated as of August 2, 2005, under the $300,000,000 Amended and Restated Credit Agreement dated as of June 28, 2004 (the “Credit Agreement”) among KINDRED HEALTHCARE, INC. (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement and the Security Agreement referred to therein as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Defined Terms. (a) Clause (h) of the definition of “Eligible Real Estate” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“if requested by the Agent with respect to such Owned Property, the Agent shall have, within a reasonable period of time (and in any event within 30 days) following such request, received evidence reasonably satisfactory to the Agent (including, at the option of the Borrower or the applicable Restricted Subsidiary, in the form of a zoning endorsement to the applicable title insurance policies, local counsel opinions, zoning compliance letters from municipalities or zoning reports) that such Owned Property complies with the use limitations of all applicable zoning laws;”

(b) Clause (j) of the definition of “Eligible Real Estate” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“if such Owned Property is a hospital, such Owned Property is accredited by the Joint Commission on Accreditation of Healthcare Organizations (JCAHO);”

(c) The definition of “Eligible Real Estate Borrowing Base Amount” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Eligible Real Estate Borrowing Base Amount” means, on any day, an amount equal to the sum of (a) so long as such real property constitutes

Eligible Real Estate, 65% multiplied by the fair market value of the Borrower’s headquarters (KY#699), as set forth in the appraisal report most recently delivered to the Agent on or prior to such day with respect to such property pursuant to clause (e) of the definition of “Eligible Real Estate” plus (b) (x) the aggregate EBITDA of the Healthcare Facilities (other than, for the avoidance of doubt, the Borrower’s headquarters (KY#699)) located on the premises of Eligible Real Estate for the four Fiscal Quarters then most recently ended times (y) five.

(d) The definition of “Owned Properties” in Section 1.01 of the Credit Agreement is amended by replacing the reference to “each of the Healthcare Facilities” with “each of the real properties”.

Section 3. Margin Stock. Section 3.15(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

“No part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, for any purpose that entails a violation of the provisions of any regulation of the Board, including Regulations T, U and X.”

Section 4. Insurance. Section 5.03 of the Credit Agreement is amended by (i) renumbering clause (b) thereof as clause (d) and (ii) inserting new clauses (b) and (c) to read as follows:

“(b) The Borrower shall, on or prior to September 30, 2005 (and, thereafter, promptly upon request by the Agent), provide the Agent with evidence of a policy of flood insurance that covers any parcel of improved real property that is encumbered by any Mortgage that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, to the extent and in the amounts required by such act, as amended, and as may be further amended.

(c) The Borrower will, and will cause each of the Subsidiary Guarantors to, on or prior to August 31, 2005, name the Agent (and shall thereafter cause the Agent to be continued to be named) as a loss payee (as its interests may appear) or an additional insured (but without any liability for any premiums) under each insurance policy required to be maintained pursuant to this Section 5.03, in each case to the extent the Agent may be named as such under the terms of (x) the relevant insurance policy, and (y) with respect to the Master Lease Properties, the related Master Lease Agreement (and the Borrower will, and will case each of the Subsidiary Guarantors to, use its commercially reasonable efforts to cause each such insurance policy to permit the Agent to be named as such), and the Borrower will, and will cause each of the Subsidiary Guarantors to, amend each such insurance policy to provide for 30 days prior written notice to the Agent in the event of any non-renewal, cancellation or amendment of any such insurance policy.”

Section 5. Guarantees by Future Restricted Subsidiaries; Future Assets to be Added to Collateral. Clause (ii) of Section 5.08 of the Credit Agreement and clause (ii) of Section 5.09(g) of the Credit Agreement are each amended by replacing the reference to “such legal opinions” with “such legal opinions (which, unless the Agent reasonably requests otherwise, may be delivered by in-house counsel to the Borrower)”.

Section 6. Restricted Payments. (a) Section 7.07(a) of the Credit Agreement is amended by (i) deleting the reference to “and” at the end of clause (v) thereof, (ii) replacing the reference to “clause (vi)” in clause (vi) thereof with “clause (vii)”, (iii) renumbering clause (vi) thereof as clause (vii), and (iv) inserting a new clause (vi) to read as follows:

“(vi) if at the time of, and after giving effect thereto, the Borrower can demonstrate that it can meet the Indebtedness-incurrence test referred to in clause (iii)(A) above, the Borrower may purchase, redeem or otherwise acquire or retire for value shares of its common stock or its Warrants; provided that the aggregate amount expended pursuant to this clause (vi) during the term of this Agreement does not exceed $150,000,000; and”

(b) Section 7.07(a) of the Credit Agreement is further amended by replacing the reference to “clauses (ii), (iii), (iv), (v) or (vi)” in the proviso at the end thereof with “clauses (ii), (iii), (iv), (v), (vi) or (vii)”.

Section 7. Limitations on Acquisitions and Investments. Section 7.08(b)(ii) of the Credit Agreement is amended by replacing the reference to “$150,000,000” with “$400,000,000”.

Section 8. Limitations on Capital Expenditures. (a) The table appearing in Section 7.16 of the Credit Agreement is amended and restated in its entirety to read as follows:

Fiscal Year	Amount
2005	$150,000,000
2006	$157,500,000
2007	$165,000,000
2008	$172,500,000
2009	$180,000,000

(b) Section 7.16 of the Credit Agreement is amended by replacing the reference to “December 31, 2004” with “December 31, 2005”.

Section 9. Right of Setoff. Section 2(g) of the Security Agreement is amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, so long as any of the deposit accounts numbered 323-272711, 323-368417 or 323-272738 receives directly the payment of any Medicare Receivables, Medicaid Receivables, CHAMPUS Receivables, TRICARE Receivables or VA Receivables, neither any Secured Party nor any of its Affiliates shall have any rights of set off with respect thereto or any amounts on deposit therein.”

Section 10. Consent. The Required Lenders hereby consent to (i) the termination of the Blocked Account Control Agreement, dated as of September 1, 2004, by and among Kindred Healthcare Operating, Inc., JPMorgan Chase Bank, N.A., as Collateral Agent, and JPMorgan Chase Bank, N.A., as Depositary and (ii) the release of the Deposit Accounts No. 323-272711, 323-368417 and 323-272738 from the Security Interests of the Security Agreement, such release to take effect automatically upon this Amendment becoming effective.

Section 11. Representations Correct; No Default. The Borrower represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

Section 12. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(b) This Amendment shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, the Subsidiary Guarantors and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender); provided that the amendments referred to in Section 2 shall become effective only on the date on which the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Supermajority Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

(c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 5:00 P.M. (New York City time) on the later of (i) July 29, 2005 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment (other than, unless such amendments have theretofore become effective, the amendments referred to in Section 2) has become effective (such later date, the “Fee Determination Date”), an amendment fee in an amount equal to 0.05% of such Lender’s Commitment (as in effect on the opening of business on the date of this Amendment).

(d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Richard A. Lechleiter
	Name:	Richard A. Lechleiter
	Title:	Executive Vice President and Chief Financial Officer

[OTHER KINDRED ENTITIES]

By:	/s/ Richard A. Lechleiter
	Name:	Richard A. Lechleiter
	Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A. as Administrative Agent and Lender

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Vice President

Allied Irish Banks PLC

By:	/s/ John Farrace
	Name:	John Farrace
	Title:	SVP

By:	/s/ Brian Deegan
	Name:	Brian Deegan
	Title:	Assistant Vice President

The CIT Group/Business Credit, Inc.

By:	/s/ Vincent Belcastro
	Name:	Vincent Belcastro
	Title:	Vice President

CITICORP USA, INC. as Syndication Agent and Lender

By:	/s/ William Washburn
	Name:	William Washburn
	Title:	Director

The Foothill Group, Inc.

By:	/s/ Richard M. Bohannon
	Name:	Richard M. Bohannon
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Thomas A. Buckelew
	Name:	Thomas A. Buckelew
	Title:	Vice President

MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc., a Delaware corporation

By:	/s/ Paula K. Berry
	Name:	Paula K. Berry
	Title:	Vice President

UBS AG, Stamford Branch

By:	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director Banking Products Services, US

By:	/s/ Salloz Sikka
	Name:	Salloz Sikka
	Title:	Associate Director Banking Products Services, US

U.S. Bank National Association

By:	/s/ David A. Wombwell
	Name:	David A. Wombwell
	Title:	Senior Vice President